Exhibit 10.36

STOCK APPRECIATION RIGHTS AWARD
under the Fossil Group, Inc. 2016 Long-Term Incentive Plan
This STOCK APPRECIATION RIGHTS AWARD (the “Award”), is entered into effect as of the date of the grant (the “Effective Date”).
W I T N E S S E T H:
WHEREAS, Fossil Group, Inc., a Delaware corporation (the “Company”) has adopted the Fossil Group, Inc. 2016 Long-Term Incentive Plan (the “Long-Term Incentive Plan”) effective as of the Effective Date (as defined in the Long‑Term Incentive Plan) with the objective of retaining key executives and other selected employees and of rewarding them for making major contributions to the success of the Company and its Subsidiaries; and
WHEREAS, the Long-Term Incentive Plan provides that an employee of the Company or its Subsidiaries may be granted a Stock Appreciation Right Award, which may consist of the right to receive a payment, in cash or shares of common stock, par value $.01 per share (“Common Stock”), of the Company, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right (“SAR”) is exercised over a specified strike price as set forth in the Award;
NOW, THEREFORE, the Participant identified in the Notice of Grant is hereby awarded Stock Appreciation Rights in accordance with the following terms:
1.Grant of Award; Stock Appreciation Rights. Subject to the terms and conditions set forth in the Long-Term Incentive Plan, this Award and in the Notice of Grant, the Company hereby grants to the Participant that number of SARs set forth in the Notice of Grant, consisting of the right to receive, upon exercise of each SAR, shares of Common Stock with a Fair Market Value equal to the excess of the Fair Market Value of each share of Common Stock on the date of exercise minus the Fair Market Value of each share of Common Stock on the date of this Award, subject to any adjustments that may be made pursuant to the terms of the Long-Term Incentive Plan (the “SAR Payment Value”).
2.    SAR Exercise Period and Vesting. The SARs granted pursuant to this Award may be exercised by the Participant at any time prior to the Expiration Date set forth in the Notice of Grant (the “Exercise Period”), subject to the limitation that such SARs shall vest and become exercisable only if the Participant remains continuously employed by the Company or its Subsidiaries through each Vesting Date set forth in the Notice of Grant (it being understood that the right to exercise the SARs shall be cumulative, so that the Participant may exercise on or after any Vesting Date and during the remainder of the Exercise Period that number of SARs which the Participant was entitled to exercise but did not exercise during any preceding period or periods).
Notwithstanding the foregoing, in the event the Participant incurs a Termination of Service (as such term is defined in that certain Executive Severance Agreement by and between the Company and the Participant (the “Severance Agreement”)) without Cause (as defined in the Severance Agreement) or for Good Reason (as defined in the Severance Agreement) prior to a Change in Control, then for the eighteen (18) month period immediately following such Termination of Service (the “SAR Vesting Continuation Period”), the then-outstanding SARs shall continue to vest as if the Participant had remained employed with the Company during such period; provided, however, if such Termination of Service occurs in connection with or following a Change in Control, the SAR Vesting Continuation Period shall be twenty-four (24) months instead of eighteen (18) months.
Notwithstanding the vesting conditions set forth herein, (i) the Committee may in its discretion at any time accelerate the vesting of SARs; and (ii) all of the SARs shall vest upon a Change in Control of the Company or upon the death of the Participant
3.    Method of Exercise. The Participant (or his representative, guardian, devisee or heir, as applicable) may exercise any portion of this SAR that has become exercisable in accordance with the terms hereof as to all or any of the SARs by giving written notice of exercise to the Company, in form satisfactory to the Board, specifying the number of SARs to be exercised. The SAR Payment Value shall be paid to the Participant in shares of Common Stock This SAR may not be exercised for less than one (1) SAR or the number of whole SARs remaining under this Award, whichever is smaller. As promptly as practicable following the receipt of such written notification, the Company shall electronically register the number of shares of Common Stock having a Fair Market Value (as of the effective date of the Participant’s notice of exercise) equal to the SAR Payment Value with respect to those SARs which have been exercised. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, the Participant requests delivery of the certificate or certificates by submitting a written request to the General Counsel requesting deliver of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request. Upon registration (or issuance) of any shares hereunder, the Participant may be required to enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws, the Long-Term Incentive Plan or with this Notice of Grant.
4.    Termination in Event of Nonemployment. Except as provided in Section 2 of this Award, in the event that the Participant ceases to be employed by the Company or any of its Subsidiaries during the Exercise Period for any reason other than death, at a time which the SARs granted pursuant hereto are still in force and unexpired, the SARs granted pursuant to this Award shall terminate, except to the extent that they are vested on the date of termination of employment, and exercised on or prior to the date that is three (3) months following termination of employment (or, if earlier, on the expiration date of the SARs). Notwithstanding the forgoing, vested SARs, including each SAR that vests in connection with the Participant’s Termination of Service pursuant to Section 2 of this Award, shall remain exercisable until the earlier of (i) the Expiration Date and (ii) the date that is (A) in the case of any such Termination of Service prior to a Change in Control, eighteen (18) months following the Termination of Service or (B) in the case of any such Termination of Service in connection with or following a Change in Control, twenty-four (24) months following the Termination of Service.
5.    Death. In the event that the Participant ceases to be employed by the Company or any of its Subsidiaries during the Exercise Period by reason of death at a time when the SARs granted pursuant hereto are still in force and unexpired, any unvested SARs shall be accelerated and 100% vested. Such acceleration shall be effective as of the date of death of the Participant. The Participant’s representatives, devises or heirs, as applicable, shall have a period of one (1) year following the date of death in which to exercise the SARs (or, if earlier, on the expiration date of the SARs).
6.    Assignability. The SARs granted pursuant hereto shall not be assignable or transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Any attempt to do so contrary to the provisions hereof shall be null and void. No assignment of the SARs herein granted shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such documents and evidence as the Company may deem necessary to establish the validity of the assignment and the acceptance by the assignee or assignees of the terms and conditions hereof.
7.    No Stockholder Rights. The Participant shall have no rights as a stockholder of the Company with respect to the SARs unless and until certificates evidencing shares of Common Stock shall have been electronically registered in the Participant’s name, or if applicable, issued by the Company to the Participant. Until such time, the Participant shall not be entitled to dividends or distributions in respect of any shares or to vote such shares on any matter submitted to the stockholders of the Company. In addition, except as to adjustments that may from time to time be made by the Committee in accordance with the Long-Term Incentive Plan, no adjustment shall be made or required to be made in respect of dividends (ordinary or extraordinary, whether in cash, securities or any other property) or distributions paid or made by the Company or any other rights granted in respect of any shares for which the record date for such payment, distribution or grant is prior to the date upon which certificates evidencing such shares shall have been electronically registered by the Company in the Participant’s name, or, if applicable, issued by the Company.
8.    Administration. The Committee shall have the power to interpret the Long-Term Incentive Plan, the Notice of Grant and this Award, and to adopt such rules for the administration, interpretation, and application of the Long-Term Incentive Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Long-Term Incentive Plan or this Award.
9.    Tax Withholding Obligations. The Participant shall be required to deposit with the Company an amount of cash equal to the amount determined by the Company to be required with respect to any withholding taxes, FICA contributions, or the like under any federal, state, or local statute, ordinance, rule, or regulation in connection with the issuance of shares of Common Stock for the SAR Payment Value. Alternatively, the Company may, at its sole election, (i) withhold the required amounts from the Participant’s pay during the pay periods next following the date on which any such applicable tax liability otherwise arises, or (ii) withhold a number of shares of Common Stock otherwise deliverable having a Fair Market Value sufficient to satisfy the statutory minimum of all or part of the Participant’s estimated total federal, state, and local tax obligations associated with payment of the SAR Payment Value. The Company shall not deliver any of the shares of Company Stock until and unless the Participant has made the deposit required herein or proper provision for required withholding has been made.
10.    Restrictions and Related Representations. Upon the acquisition of any shares of Common Stock pursuant to the exercise of the SARs granted pursuant hereto, the Participant may be required to enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws, the Long-Term Incentive Plan or with this Award. In addition, to the extent a certificate or certificates are issued representing any shares, the certificate or certificates will be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on sale or transfer, and the stock transfer records of the Company will reflect stop-transfer instructions, as appropriate, with respect to such shares.
11.    Notices and Electronic Delivery. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail unless the Company, in its sole discretion, decides to deliver any documents relating to the Award or future awards that may be granted under the Long-Term Incentive Plan by electronic means or to request the Participant’s consent to participate in the Long-Term Incentive Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Long-Term Incentive Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. All notices of the exercise by the Participant of the SARs granted pursuant hereto shall be directed to Fossil Group, Inc., Attention: Secretary, at the Company’s then current address unless the Company, in writing or electronically, directs the Participant otherwise. Any notice given by the Company to the Participant directed to him at his address on file with the Company and shall be effective to bind any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise or notify the Participant of the existence, maturity or termination of any rights hereunder and the Participant shall be deemed to have familiarized himself with all matters contained herein and in the Long-Term Incentive Plan which may affect any of the Participant’s rights or privileges hereunder.
12.    Scope of Certain Terms. Whenever the term “Participant” is used herein under circumstances applicable to any other person or persons to whom this Award may be assigned in accordance with the provisions of Paragraph 6 (Assignability) of this Agreement, it shall be deemed to include such person or persons. The term “Long-Term Incentive Plan” as used herein shall be deemed to include the Long-Term Incentive Plan and any subsequent amendments thereto, together with any administrative interpretations which have been adopted thereunder by the Committee pursuant to Section 3.3 of the Long-Term Incentive Plan. Unless otherwise indicated, defined terms herein shall have the meaning ascribed to them in the Long-Term Incentive Plan.
13.    General Restrictions. This Award is subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law; (b) the consent or approval of any government regulatory body; or (c) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.
14.    Adjustments for Changes in Capitalization. The number of SARs covered by this Award shall be subject to adjustment in accordance with Articles 12-14 of the Long-Term Incentive Plan.
15.    No Right of Employment. Neither the granting of this SAR, the exercise of any part hereof, nor any provision of the Long-Term Incentive Plan or this Award shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary to employ the Participant for any specified period.
16.    Amendment. This Award may be amended only by a writing executed by the Company and the Participant which specifically states that it is amending this Award. Notwithstanding the foregoing, this Award may be amended solely by the Committee by a writing which specifically states that it is amending this Award, so long as a copy of such amendment is delivered to the Participant, and provided that no such amendment adversely affecting the rights of the Participant hereunder may be made without the Participant’s written consent. Without limiting the foregoing, the Committee reserves the right to change, by written notice to the Participant, the provisions of the SARs or this Award in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to SARs which have not been exercised as provided herein.
17.    Precondition of Legality. Notwithstanding anything to the contrary contained herein, the Participant agrees that he will not exercise the SARs granted pursuant hereto, and that the Company will not be obligated to issue any shares pursuant to this Award, if the exercise of the SARs or the issuance of such shares would constitute a violation by the Participant or by the Company of any provision of any law or regulation of any governmental authority or any national securities exchange or transaction quotation system.
18.    Governing Law. This Award grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, as provided in the Long-Term Incentive Plan.
19.    Incorporation of the Long-Term Incentive Plan. This Award is subject to the Long-Term Incentive Plan, a copy of which has been furnished to the Participant and for which the Participant acknowledges receipt. The terms and provisions of the Long-Term Incentive Plan are incorporated by reference herein. In the event of a conflict between any term or provision contained here in and a term or provision of the Long-Term Incentive Plan, the applicable terms and provisions of the Long-Term Incentive Plan shall govern and prevail.
20.    Severability. If one or more of the provisions of this Award shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award to be construed so as to first the intent of this Award and the Long-Term Incentive Plan.
21.    Construction. The SAR is being issued pursuant to Section 6.5 of the Long-Term Incentive Plan and are subject to the terms of the Long-Term Incentive Plan. A copy of the Long-Term Incentive Plan has been given to the Participant, and additional copies of the Long-Term Incentive Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Award violates or is inconsistent with an express provision of the Long-Term Incentive Plan, the Long-Term Incentive Plan provision shall govern and any inconsistent provision in this Award shall be of no force or effect.